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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 4, 1996


                                 Lydall, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


          1-7665                                         06-0865505
(Commission File Number)                     (IRS Employer Identification No.)


          One Colonial Road
          P. O. Box 151
          Manchester, CT                                             06045-0151
(Address of principal executive offices)                             (Zip code)


                                (860) 646-1233
              Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS

In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, Lydall, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an Exhibit to this Report.

Exhibit No.             Description of Exhibit
- -----------             ----------------------

    99 Cautionary statement for purposes of the "Safe Harbor" provisions of the Private
                        Securities Litigation Reform Act of 1995.

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LYDALL, INC.


                                    By:   John E. Hanley
                                       ---------------------
                                          s/s John E. Hanley
                                          Vice-President-Finance
                                          and Treasurer
                                          (Principal Financial and
                                          Accounting Officer)

Date:  June 4, 1996

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                                 LYDALL, INC.
                               Index to Exhibits


Exhibit No.                                                    Page
- -----------                                                    ----

99.  Cautionary statement for purposes of the "Safe             5
     Harbor" provisions of the Private Securities
     Litigation Reform Act of 1995

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